SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            First Financial Bancorp.
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                (Name of Registrant as Specified In Its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing fee (Check the appropriate box)
[X]  No fee required.
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     3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:

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
                            FIRST FINANCIAL BANCORP.
                                 300 High Street
                                  P.O. Box 476
                            Hamilton, Ohio 45012-0476

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                          To Be Held On April 28, 1998

                                                                  Hamilton, Ohio
                                                                  March 16, 1998

To the Shareholders:

         The Annual Meeting of Shareholders of First Financial Bancorp. (the "Corporation") will be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011, on April 28, 1998, at 2:00 P.M., local time, for the following purposes:

         1. To elect the following three Directors for terms expiring in 2001 (Class III) as successors to the class of Directors whose terms expire in 1998: Donald M. Cisle, F. Elden Houts and Corrine R. Finnerty.

         2. To consider and act upon an amendment to the Corporation's Articles of Incorporation, as amended, to eliminate the par value of the Corporation's common shares.

         3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         On March 6, 1998, there were 16,554,421 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Shareholders of record of the Corporation at the close of business on March 6, 1998, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                      By Order of the Board of Directors,


                                      /s/Michael R. O'Dell
                                      --------------------
                                      Michael R. O'Dell, Senior Vice President,
                                      Chief Financial Officer, and Secretary

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            FIRST FINANCIAL BANCORP.
                                 300 High Street
                                  P.O. Box 476
                            Hamilton, Ohio 45012-0476

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                    Approximate Date to Mail - March 16, 1998

         On behalf of the Board of Directors of First Financial Bancorp. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") scheduled for April 28, 1998, at 2:00 P.M., local time, to be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011.

         Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the Notice of Annual Meeting attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of common shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

         As of March 6, 1998, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 16,554,421 common shares outstanding, which is the only outstanding class of capital stock of the Corporation. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

                             PRINCIPAL SHAREHOLDERS

         As of March 2, 1998, First National Bank of Southwestern Ohio, Hamilton, Ohio, and other subsidiary banks, as Trustees, held in trust 3,988,700 shares, amounting to 24.1% of the outstanding common shares of the Corporation, which shares are held by them in their fiduciary capacity under various agreements with them as Trustees. The Trustees have advised the Corporation that they have sole voting power for 2,725,443 shares, shared voting power for 0 shares, sole investment power for 2,153,639 shares, and shared investment power for 1,120,700 shares. The Trustees hold 271,028 common shares under trust arrangements for certain directors and executive officers, and their respective spouses or minor children, which common shares are also reported in the following table showing share ownership of directors and executive officers. Cincinnati Financial Corporation, 6200 South Gilmore Road, Cincinnati, Ohio 45214, is the owner of 872,368 shares, amounting to 5.3% of the outstanding common shares of the Corporation. In addition, the Ohio Casualty Insurance Company, 136 North Third Street, Hamilton, Ohio 45025, a subsidiary of Ohio Casualty Corporation, is the owner of 690,847 shares, amounting to 4.2% of the outstanding common shares of the Corporation. Other than as set forth above, the Board of Directors has no knowledge of any person who owned of record or beneficially more than 5% of the outstanding common shares of the Corporation.

                 SHAREHOLDINGS OF DIRECTORS, EXECUTIVE OFFICERS,
                            AND NOMINEES FOR DIRECTOR

         As of March 2, 1998, the directors of the Corporation, including the three persons intended by the Board of Directors to be nominated for election as directors, the executive officers of the Corporation named in the Summary Compensation Table who are not also directors and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                                Amount and Nature
                                                              of Beneficial Ownership            Percentage
         Name                                                   of Common Shares (1)             of Class (12)
         ----                                                 ------------------------           -------------
Richard L. Alderson                                                  3,805
Arthur W. Bidwell                                                   48,095(2)
Thomas C. Blake                                                     65,041(3)
Donald M. Cisle                                                    188,120(4)                        1.14%
Carl R. Fiora                                                       11,048(5)
Corrine R. Finnerty                                                  8,030
Vaden Fitton                                                       199,973(6)                        1.21%
James C. Garland                                                     6,126
F. Elden Houts                                                      17,999(7)
Murph Knapke                                                        11,376
Charles T. Koehler                                                  90,946(8)
Barry J. Levey                                                      93,203
Stephen S. Marcum                                                   35,833(9)
Stanley N. Pontius                                                  41,368
Barry S. Porter                                                      8,828(10)
Steven C. Posey                                                      5,850(11)
Perry D. Thatcher                                                    3,559
Rick L. Blossom                                                     16,382
Michael R. O'Dell                                                   21,361
Mark W. Immelt                                                       1,285
Michael T. Riley                                                    17,746
All Executive Officers, Directors, and
         Nominees as a group
         (21 persons)                                              895,974                           5.41%

-------------------

(1) Includes shares subject to outstanding options under the 1991 Stock Incentive Plan which are exercisable by such individuals within 60 days.

(2) Of these, 888 shares are owned by Mr. Bidwell's wife, for which he disclaims beneficial ownership.

(3) Of these, 13,444 shares are owned by BSS Realty, and 23,343 shares are owned by Mr. Blake's wife, for which Mr. Blake disclaims beneficial ownership.

(4) Seward-Murphy Inc., a corporation of which Mr. Cisle owns 44% of the outstanding voting power and his father, Don S. Cisle, Jr., owns 45% of the outstanding voting power, owns 179,987 common shares of the Corporation. Mr. Cisle disclaims beneficial ownership of these shares.

(5) Of these, 1,188 shares are owned by Mr. Fiora's wife, for which he disclaims beneficial ownership.

(6) Of these, 8,065 shares are owned by Mr. Fitton's wife, for which he disclaims beneficial ownership.

(7) Of these, 437 shares are owned by Mr. Houts' wife, for which he disclaims beneficial ownership.

(8) Of these, 44,644 shares are owned by Mr. Koehler's wife, for which he disclaims beneficial ownership.

(9) Of these, 2,791 shares are owned by Mr. Marcum's wife and 8,547 shares are owned by their children, for which he disclaims beneficial ownership. The shares do not include common shares held by Ohio Casualty Corporation of which Mr. Marcum is a director. Mr. Marcum disclaims beneficial ownership of those shares.

(10) Of these, 50 shares are owned by Mr. Porter's son, for which he disclaims beneficial ownership. The shares do not include common shares held by Ohio Casualty Corporation of which Mr. Porter is Chief Financial Officer. Mr. Porter disclaims beneficial ownership of those shares.

(11) Of these, 1,265 are owned by Mr. Posey's minor children, for which he disclaims beneficial ownership.

(12) Percentages of class are listed only for those owning in excess of one (1%) percent.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

         The Board of Directors intends to nominate three persons as Class III Directors, each for a three-year term. Thomas C. Blake, a director of the Corporation since 1973, and Charles T. Koehler, a director of the Corporation since 1971, are not standing for re-election pursuant to the Corporation's policy that directors are not eligible for re-election after attaining age 70. The terms of the remaining directors in Classes I and II will continue as indicated below. It is intended that the accompanying proxy will be voted for the election of F. Elden Houts and Donald M. Cisle, both incumbent directors, and Corrine R. Finnerty. In the event that any one or more of such nominees unexpectedly becomes unavailable for re-election, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders, including a possible substitute nominee. The three nominees for Class III Directors receiving the most votes at the Annual Meeting will be elected as Class III Directors.

                                                   Position with Company and/or
                                               Principal Occupation or Employment              Director
          Name and Age (1)                           For the Last Five Years                     Since
          ----------------                           -----------------------                     -----
Nominees -- Class III Directors -- Term  Expiring in 2001:
F. Elden Houts,                         Chairman and  Director of Community  First Bank &         1983
  66                                    Trust,  Celina,  Ohio and retired Chairman and Chief
                                        Executive Officer of The Citizens Commercial Bank
                                        & Trust Company, Celina, Ohio.

Donald M. Cisle,                        President  of  Don  S.  Cisle  Contractor,   Inc.         1996
  43                                    (construction  contractor)  since 1989;  Director
                                        of First National Bank of Southwestern Ohio,
                                        Hamilton, Ohio.

Corrine R. Finnerty,                    Partner  in law  firm of  McConnell  &  Finnerty,
  41                                    North Vernon, Indiana (trial attorney);  Director
                                        of Union Bank & Trust Co., North Vernon, Indiana.

                                                   Position with Company and/or
                                               Principal Occupation or Employment              Director
          Name and Age (1)                           For the Last Five Years                     Since
          ----------------                           -----------------------                     -----
Class II Directors --Term Expiring in 2000:
Richard L.  Alderson,                   Real estate investment and development;  Director         1997
  49                                    of  Glove   Specialties  Inc.  (glove  retailer);
                                        Former Trustee of Union Township, Butler
                                        County, Ohio; Director of First National
                                        Bank  of  Southwestern  Ohio,  Hamilton,
                                        Ohio.

James C. Garland,                       President  of  Miami  University,  Oxford,  Ohio;         1996
  55                                    President  of  RAZR   Technology   (a  consulting
                                        business); Director of First National Bank of
                                        Southwestern Ohio, Hamilton, Ohio.

Murph Knapke,                           Owner  of  Knapke  Law  Office,   Celina,   Ohio;         1983
  50                                    Director  of  Community  First  Bank & Trust Co.,
                                        Celina, Ohio.

Stanley N. Pontius,                     President  and Chief  Executive  Officer of First         1991
  51                                    Financial  Bancorp.;  Chairman,  Chief  Executive
                                        Officer and Director of First National Bank of
                                        Southwestern   Ohio,   Hamilton,   Ohio;
                                        President  of  First  National  Bank  of
                                        Southwestern Ohio (1993-1997);  Director
                                        of  Ohio  Casualty   Corporation;   held
                                        various    positions    at   Bank    One
                                        Corporation for a period of 20 years.

Barry S. Porter,                        Chief   Financial   Officer/Treasurer   of   Ohio         1988
  60                                    Casualty Corporation  (insurance holding company)
                                        and its affiliated companies; Director of First
                                        National Bank of Southwestern Ohio, Hamilton,
                                        Ohio.

Perry D. Thatcher,                      President  and Chief  Executive  Officer of Ample         1997
  67                                    Industries,  (manufacturer  of  products/machines
                                        for  the  paper  industry);   Director  of  First
                                        National Bank of Southwestern Ohio, Hamilton,
                                        Ohio.

                                                   Position with Company and/or
                                               Principal Occupation or Employment              Director
          Name and Age (1)                           For the Last Five Years                     Since
          ----------------                           -----------------------                     -----
Class I Directors -- Term Expiring in 1999:
Arthur W. Bidwell,                      Chairman and Chief  Executive  Officer of Magnode         1990
  69                                    Corp.  (maker of aluminum  extrusions),  Trenton,
                                        Ohio; President of Magnode Corp. (1973 - 1997);
                                        Director of First National Bank of Southwestern
                                        Ohio, Hamilton, Ohio.

Carl R. Fiora,                          Retired  President and Chief Executive Officer of         1987
  63                                    Armco  Steel  Co.,   L.P.;   formerly  Area  Vice
                                        President,   Manufacturing  and  Services  Group,
                                        Armco  Inc.;  entire  business  career  was  with
                                        Armco   Inc.   (diversified   steel  and   energy
                                        company);  Director  of  First  National  Bank of
                                        Southwestern Ohio, Hamilton, Ohio.

Vaden Fitton,                           Retired  First  Vice   President  of  The  First          1965(2)
  69                                    National  Bank and Trust  Company  of  Hamilton,
                                        Hamilton,   Ohio;   Director  of  Ohio  Casualty
                                        Corporation   and   First   National   Bank   of
                                        Southwestern Ohio, Hamilton, Ohio.

Barry J. Levey,                         Chief  Executive   Officer  of  Manchester  Inn,          1985
  67                                    Middleton, Ohio; Retired  partner  of the  law  firm
                                        of Frost & Jacob  LLP  Middletown, Ohio; Retired
                                        State Senator; Chairman of First Financial  Bancorp.,
                                        Hamilton, Ohio;  Director of First  National Bank
                                        of Southwestern Ohio,  Hamilton,  Ohio.

Stephen S. Marcum,                      Partner in Parrish,  Fryman & Marcum  Co.,  LPA;          1996
  40                                    Director    of   Ohio    Casualty    Corporation
                                        (insurance holding company) and First National
                                        Bank of Southwestern Ohio, Hamilton, Ohio.

Steven C. Posey,                        President   -   Posey    Management   Corp.   DBA         1997
  47                                    McDonald's;  President - Posey Property  Company;
                                        Director of First National Bank of Southwestern
                                        Ohio, Hamilton, Ohio.

-----------------
(1)      Ages are listed as of December 31, 1997.

(2) Mr. Fitton is listed at the date of his service with the predecessor entity, The First National Bank and Trust Company of Hamilton.

               PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO
                          ELIMINATE PAR VALUE OF SHARES
                             (Item 2 on Proxy Card)

         The Board of Directors has proposed the adoption of an amendment to the Articles of Incorporation, as amended (the "Articles of Incorporation"), that would eliminate the par value of the Corporation's common shares. The Articles of Incorporation currently state that the Corporation's common shares shall have a par value of $8.00 per share. The Board proposes that the first paragraph of Article Fourth of the Articles of Incorporation be amended to read as follows:

         FOURTH: The total number of shares which the corporation is authorized to issue is 60,000,000 common shares, without par value.

         The Board of Directors believes that it is desirable and in the best interests of the Corporation and its shareholders to eliminate the par value of the Corporation's common shares. The Board believes that this amendment will position the Corporation to more effectively utilize and manage its equity and provide the Corporation with greater financial flexibility.

         Under current Ohio corporate law, par value is an arbitrary figure as it relates to common shares. Under prior Ohio corporate law, par value served several functions. The par value was the price at which the common shares were offered to shareholders and was meant to provide shareholders with assurance that others who purchased shares in a company would not pay less for the shares than the original shareholders. Since the par value represented the price actually paid for shares, the par value was a measure of the capital necessary to begin or expand a business, and a creditor could decide whether or not to lend funds to the entity based upon the capital represented by the par value.

         Although par value generally does not serve the corporate purposes for which it was originally intended, it remains a factor under Ohio corporate law in determining the funds available for use by the Corporation in paying dividends and making other distributions to shareholders and in determining the extent of any permissible corporate repurchases of common shares. The Corporation is required to maintain a stated capital account at least equal to the total number of shares issued multiplied by the par value per share. With an $8.00 par value, at December 31, 1997, the Corporation was required to maintain a stated capital account of at least $132,464,000. To pay dividends to its shareholders or repurchase common shares, the Corporation must have surplus as calculated in accordance with Ohio law. Surplus is the excess of the Corporation's assets over its liabilities, less stated capital. As of December 31, 1997, the Corporation had a surplus of $153,795,000.

         The Board of Directors believes that the proposed elimination of the par value of the common shares is desirable to provide the Corporation with flexibility in managing its corporate funds. The adoption of the amendment to eliminate par value of common shares will allow the Corporation to substantially decrease its required stated capital which must be included with the Corporation's liabilities in determining any surplus available for dividends, distributions, corporate share repurchases and other corporate purposes under Ohio law.

         If the proposed amendment is approved, the Corporation's capital accounts must be adjusted to reflect the elimination of the par value of the common shares on the Corporation's balance sheet. The Stated Capital Account on the Corporation's balance sheet will be eliminated and replaced with a Common Stock Account. The Corporation's Paid In Capital Account will be eliminated and a corresponding increase will be made in the Common Stock Account. The Total Shareholder's Equity as shown on the Corporation's balance sheet will be unchanged. As of December 31, 1997, the balance of the Stated Capital Account was $132,464,000 and the balance of the Paid In Capital Account was
$100,129,000. Upon elimination of stated capital, the restated Common Stock Account will have a balance of $232,593,000. It is intended that the balance sheet adjustment would be effective no later than June 30, 1998, the end of the Corporation's second quarter.

         The elimination of the par value of common shares will not have any effect on the rights of existing shareholders. The Board has the authority to issue authorized common shares on the terms and for the consideration determined by the Board without requiring future shareholder approval of such issuances, except as may be required by applicable law. Under Ohio law, common shares cannot be issued for consideration less than the par value of the stock, and, therefore, currently the Board cannot issue common shares for less than $8.00 per share. If the amendment to the Articles of Incorporation is adopted by the shareholders, the Board could issue common shares at any price it determines, subject to requirements of applicable law. At the present time, the Board does not have any intention to issue common shares except as it has in the past in connection with share dividends and distributions and benefit programs.

         Elimination of the par value of shares can also enhance the Corporation's financial flexibility because the Corporation would no longer have to seek shareholder approval to amend the Articles of Incorporation to change the par value of common shares. The delay of seeking shareholder approval for future changes in par value could hinder the fulfillment of corporate objectives.

Recommendation.

         The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of two-thirds of the issued and outstanding shares of the Corporation. Accordingly, abstentions from voting and broker non-votes will have the effect of a vote against the proposed amendment.

Effect of Management Vote on Proposal.

         The directors and executive officers of the Corporation own beneficially 895,974 common shares, or 5.41% of the outstanding voting power, and affiliates of the Corporation own beneficially 24.1% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         During the last fiscal year, the Board of Directors held five regularly scheduled meetings and one special meeting. All of the incumbent directors and each nominee standing for re-election attended 75% or more of those meetings and the meetings held during the fiscal year by all board committees on which they served.

         Each director received $6,000 as a retainer and $500 per meeting as director of the Corporation. Each non-employee director is paid $250 for each committee meeting attended. Pursuant to the 1991 Stock Incentive Plan, each non-employee director receives in the year in which he or she is elected initially or re-elected to the Board of Directors an option to purchase 2,438 common shares. The exercise price for each option granted is 100% of the fair market value on the date of grant.

         The Board of Directors has a standing Audit Committee, Executive Committee and a Compensation Committee. The Executive Committee acts as the Nominating Committee for the Board.

         The Audit Committee makes recommendations to the Board of Directors concerning the selection and engagement of the Corporation's independent auditors and reviews with them the scope and status of the audit, the fees for services performed by the firm, and the results of the completed audit. The Committee also reviews and discusses with the internal audit department, management and the Board of Directors, such matters as accounting policies, internal controls and procedures for preparation of financial statements. The members of the Audit Committee were Thomas C. Blake, Donald M. Cisle, Carl R. Fiora, Vaden Fitton, Stephen S. Marcum, Lauren N. Patch and Barry S. Porter. The Audit Committee held four meetings during the fiscal year.

         The Executive Committee, in the recess of the Board, has the authority to call a meeting to act upon most corporate matters subject to Board approval. The Committee acts as the Nominating Committee and makes recommendations to the Board regarding nominees for election as directors of the Corporation. The members of the Executive Committee were Arthur W. Bidwell, Thomas C. Blake, Vaden Fitton, Charles T. Koehler, Barry J. Levey and Stanley N. Pontius. The Executive Committee held two meetings during the fiscal year.

         The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and all benefit plans of the Corporation. The members of the Compensation Committee were Arthur W. Bidwell, Thomas C. Blake, Vaden Fitton, Charles T. Koehler, Barry J. Levey and Barry S. Porter. The Compensation Committee held three meetings during the fiscal year.

         The accounting firm of Ernst & Young LLP served as independent public auditors for the Corporation and its subsidiaries during the past year. Management expects that representatives of that firm will be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         The Corporation's financial statements for the previous fiscal year were audited by Ernst & Young LLP. In connection with the audit function, Ernst & Young LLP also reviewed the Corporation's report on Form 10-K and other filings with the Securities and Exchange Commission. Ernst & Young LLP also completed retrospective reviews of the Corporation's quarterly reports on Form 10-Q.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to (1) the Chief Executive Officer and (2) each of the four most highly compensated executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the
Corporation:

                           SUMMARY COMPENSATION TABLE
===================================================================================================================================
                                                                                  Long Term Compensation
                                                                                  ----------------------
                                             Annual Compensation                    Awards                 Payouts
                                  ------------------------------------------ ----------------------------- -----------
         (a)               (b)        (c)           (d)           (e)            (f)           (g)           (h)          (i)

                                                                 Other       Restricted      Securities                All Other
                                                                Annual          Stock        Underlying     LTIP        Compen-
      Name and                      Salary         Bonus     Compensation     Award(s)        Options/     Payouts      sation
 Principal Position       Year        ($)           ($)         ($)(4)           ($)         SARs(#)(2)      ($)        ($) (3)
----------------------- -------- ------------- ------------- --------------- ------------- --------------- ----------- ------------
Stanley N. Pontius       1997      $325,813     $103,058           0         $     0         8,800(5)            0       $  4,500
President and Chief      1996       297,142       93,718           0          34,750(5)      1,210(5)            0          4,457
Executive Officer (1)    1995       268,004       84,365           0          33,250(5)          0               0          4,500

Rick  L. Blossom         1997       186,531       56,406           0          31,130         1,100               0          4,500
Senior Vice President    1996       153,829       45,535           0          17,375         1,210               0          4,378
and                      1995       132,133       32,656           0               0             0               0          3,814
Chief Lending Officer

Michael R. O'Dell        1997       131,165       39,433           0          31,130         1,100               0          3,824
Senior Vice President,   1996       102,893       23,500           0          17,375         1,210               0          2,990
Chief Financial          1995        90,001       23,150           0               0         1,815               0          2,691
Officer and Secretary


Mark W. Immelt           1997       126,001       28,905           0               0         1,100               0              0
Senior Vice President    1996         7,096       17,784           0               0             0               0              0
                         1995             0            0           0               0             0               0              0

Michael T. Riley         1997       112,256       26,675           0          31,130         1,100               0          3,352
Senior Vice President    1996        98,349       23,077           0          17,375         1,210               0          2,938
                         1995        88,763       22,744           0               0             0               0          2,651
===================================================================================================================================

------------
(1) Mr. Pontius' salary for 1997 includes his salary as President and Chief Executive Officer of the Corporation and Chairman and Chief Executive Officer of First National Bank of Southwestern Ohio.

(2)      Adjusted for stock dividends.

(3)      Represents the Corporation's contribution to the Thrift Plan.

(4) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the individual for that year.

(5) In each of January 1995 and January 1996, respectively, Mr. Pontius received a restricted stock award of 1,000 common shares, all shares of which will vest on the fifth anniversary of the date of the award. Dividends on the restricted stock are paid to Mr. Pontius. In January 1996, Mr. Pontius also received a stock option of 1,210 common shares. In January 1997, he received a stock option for 8,800 common shares (both 1996 and 1997 stock options adjusted for stock dividends to date).

Employment Agreements

         In January 1998, the Corporation entered into employment agreements with 30 key managers (including the Chief Executive Officer and the other named executive officers of the Corporation and the chief executive officers of the Corporation's affiliate banks).

         The term of the agreements end upon the earlier of (i) the fifth anniversary of its execution date, (ii) the date of the key manager's retirement, death or total and permanent disability, or (iii) the completion of full payment of all benefits under the agreement. Absent the key manager's death, total and permanent disability or retirement, the agreement renews annually from and after the fifth anniversary of its commencement date unless written notice to the contrary is given by the key manager or the Corporation at least 6 months prior to the expiration of the term, including any extension thereof.

         Upon one month's advance written notice, the Corporation may terminate the key manager's employment with or without Cause and the key manager may terminate his or her employment with or without Good Reason. "Cause" means a willful engaging in gross misconduct materially and demonstrably injurious to the Corporation, and "willful" means an act or omission in bad faith and without reasonable belief that such act or omission was in, or not opposed to, the best interests of the Corporation. "Good Reason" means: (a) change in the duties of the key manager's position or the transfer to a new position in violation of the terms of the agreement; (b) substantial alteration in the nature or status of the key manager's responsibilities in violation of the agreement; (c) a reduction in the key manager's base salary; (d) refusal by the Corporation or its successor to renew the term of this agreement for any reason prior to the key manager reaching his or her normal retirement date under the Corporation's retirement plan; or (e) changes in the key manager's "employment benefits" in violation of the terms of the agreement.

         In the event that the Corporation terminates a key manager's employment without Cause or the key manager voluntarily terminates his or her employment for Good Reason and the key manager provides the Corporation with a release and a covenant not to sue from all claims arising out of the key manager's employment and termination of employment, the key manager shall receive the following benefits: (i) his or her base salary for a period of 24 months (and, in the case of the Chief Executive Officer and the Chief Financial Officer of the Corporation, 36 months) from the date of termination of employment (such period being the "Severance Pay Period"); (ii) if the key manager has participated in the Corporation's Performance Incentive Compensation Plan for a complete calendar year, an incentive compensation payment in one lump sum in an amount equal to 2.0 times the percentage of the incentive payment made or required to be made for the calendar year pursuant to the Performance Incentive Compensation Plan immediately preceding the calendar year in which the termination of employment occurs; and (iii) if such termination of employment occurs within 12 months after a "change in control" of the Corporation, a payment in one lump sum in an amount equal to the following: (A) with respect to any shares subject to an option granted as of the time of the "change in control" under the Corporation's 1991 Stock Incentive Plan (the "Incentive Plan") that the key manager cannot exercise as a result of the termination of employment, the difference between the fair market value of such common shares determined as of the date of termination of employment and the option exercise price, and (B) with respect to any restricted stock granted under the Incentive Plan as of the time of the change in control which the key manager forfeits as a result of the termination of his or her employment, the fair market value of such restricted shares determined as of the date of termination of employment and as if all restrictions had been removed.

         In addition, with respect to the Endorsement Method Split Dollar Plan Agreement (the "Split Dollar Agreement"), the duration of the Severance Pay Period shall be considered as if it were active employment for purposes of determining whether the key manager is eligible to receive a retirement benefit under the early retirement provisions of the Corporation's retirement plan and, if the date of termination of employment is within 12 months after a change in control, the key manager will receive a payment (the "Split Dollar Payment") within 90 days of the date of termination of employment in one lump sum equal to the present value of the death benefit he or she would have received under the Split Dollar Agreement determined as if he or she were eligible to receive a retirement benefit under the early retirement provisions of the Corporation's retirement plan, based on age and years of service at the end of the Severance Pay Period, and died at age 75 when the Split Dollar Agreement was still in effect. Present value will be determined using a discount rate of 7%. Notwithstanding the foregoing, if the key manager elects to receive an assignment of the policy under the Split Dollar Agreement, the Split Dollar Payment shall be applied to the cash payment to the Corporation required under the Split Dollar Agreement, and any portion of the Split Dollar Payment in excess of the amount required to be paid to the Corporation shall be paid to such key manager.

         In the event that the Corporation terminates a key manager's employment for Cause or the key manager terminates his or her employment without Good Reason, upon the date of termination of employment, the key manager shall be eligible to receive only those benefits provided in accordance with the plans and practices of the Corporation that are applicable to employees generally. Any disputes concerning the reason for termination and any other claims arising during the course of employment will be resolved through binding arbitration.

         If the receipt of any payments described above, in combination with any other payments to the key manager from the Corporation, shall, in the opinion of independent tax counsel selected by the Corporation, result in the payment by the key manager of any excise tax provided in Section 280G and Section 4999 of the Internal Revenue Code, the amounts of such additional payments shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax.

         During the term of the key manager's employment and for a period of six months following termination of the key manager's employment for any reason other than by the Corporation for Cause, the key manager has agreed not to compete with the Corporation's banking and lending businesses in the states of Ohio, Indiana, Michigan or Kentucky.

         The following table shows all individual grants of stock options to the named executive officers of the Corporation during the fiscal year ended December 31, 1997.

                                       OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          Potential Realizable
                                                                                         Value (Gain) at Assumed
                                                                                          Annual Rates of Stock
                                                                                         Price Appreciation for
                                                                                             Option Term (1)
                                  Individual Grants

         (a)                 (b)               (c)             (d)            (e)         (f)             (g)

                          Number of        % of Total
                          Securities         Options         Exercise
                          Underlying       Granted to        or Base
                         Options/SARs     Employees in     Price (2)(3)   Expiration        5%            10%
        Name             Granted (3)       Fiscal Year        ($/Sh)         Date         $46.10        $73.40
        ----             -----------       -----------        -------        ----         ------        ------
Stanley N. Pontius          8,800            24.8%           $28.30          2007       $156,640       $396,881
Rick L. Blossom             1,100             3.1%            28.30          2007         19,580         49,610
Michael R. O'Dell           1,100             3.1%            28.30          2007         19,580         49,610
Mark W. Immelt              1,100             3.1%            28.30          2007         19,580         49,610
Michael T. Riley            1,100             3.1%            28.30          2007         19,580         49,610

---------------
(1) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Corporation's common shares will appreciate in value from the date of grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 63% and 159% resulting in values of approximately $46.10 and $73.40), respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's common shares. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Corporation are not transferable, there is no objective criteria by which any computation of present value can be verified. Consequently, the Corporation's management does not believe there is a reliable method of computing the present value of such stock options.

(2) All options are granted at 100% of fair market value on the date of grant. The options are exercisable during a period commencing one year after the date of grant and ending on the date specified in the option which, in no event, is later than 10 years after the date of grant;
        provided, that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death. Shares acquired upon option exercise must be held one year from the date of exercise.

(3)     Adjusted for 10% stock dividend on October 1, 1997.

        The following table shows aggregate option exercises in the last fiscal year and year-end values.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

            (a)                       (b)                    (c)                    (d)                   (e)

                                                                           Number of
                                                                           Securities            Value of
                                                                           Underlying            Unexercised
                                                                           Unexercised           In-the-Money
                                                                           Options/SARs at       Options/SARs at
                                                                           FY-End(#)(2)          FY-End    ($)(3)
                              Shares Acquired on                           Exercisable (E)/      Exercisable (E)/
Name                          Exercise(#)          Value Realized($)(1)    Unexercisable (U)     Unexercisable (U)
----                          -----------          --------------------    -----------------     -----------------
Stanley N. Pontius               2,601              $41,408                E  17,342             E $  430,135
                                                                           U   8,800             U $  175,560

Rick L. Blossom                  2,834               57,700                E   1,210             E $   23,631
                                                                           U   1,100             U $   21,945

Michael R. O'Dell                    0                    0                E   4,537             E $   93,807
                                                                           U   1,100             U $   21,945

Mark W. Immelt                       0                    0                E       0             E $        0
                                                                           U   1,100             U $   21,945

Michael T. Riley                 1,200               14,763                E   1,441             E $   28,593
                                                                           U   1,100             U $   21,945

------------
(1) Aggregate market value of shares covered by the option less the aggregate price paid by the executive officer.

(2)     Adjusted for stock dividends.

(3) Values stated reflect gains on outstanding options based on the fair market value of $48.25 per common share of the Corporation on December 31, 1997.


         The Corporation has no long term incentive plans relating to future compensation of the Chief Executive Officer or the named executive officers other than the 1991 Stock Incentive Plan.

Personal Benefits

         The executive officers of the Corporation and its subsidiaries also receive certain fringe benefits such as participation in group medical and life insurance programs which are generally available to employees of the Corporation and its subsidiaries on a non-discriminatory basis. In addition, the executive officers are reimbursed for business-related expenses they incur (including certain  club  dues  and  expenses),  and  some  officers  also  have the use of
Corporation-owned automobiles. Management believes that the costs of reimbursement of such expenses and providing such automobiles constitute ordinary and necessary business expenses that facilitate job performance and minimize work-related expenses incurred by the executive officers. Executive officers have included in their taxable income the cost of personal use of Corporation-owned automobiles. Management has concluded that the aggregate amount of such personal benefits does not exceed the lesser of $50,000 with respect to any executive officer or 10% of the compensation of such person.

Benefit Plans

         RETIREMENT PLAN AND THRIFT PLAN. The Corporation and its subsidiaries have a thrift plan and a retirement plan. The retirement plan and the thrift plan cover the majority of the employees of the Corporation and its subsidiaries, including the officers of the Corporation. All employees who are 21 years of age and have had one (1) year of service are covered.

         The thrift plan is voluntary and participants may contribute to the plan. The subsidiaries' contributions are 50% of each participant's contribution limited to 3% of base salary of each participant and become fully vested when made. All employees, however, may contribute to the plan in excess of the matching contributions up to 12% of base salary.

         In the non-contributory retirement plan, participants are 100% vested after five (5) years of credited service. The normal retirement benefit at the normal retirement age (65), effective January 1, 1989, is 1.1% of the average monthly compensation multiplied by years of service (maximum of 40), plus .6% of average monthly compensation greater than Social Security covered compensation multiplied by years of service (maximum of 35). Average monthly compensation is the average monthly compensation for the five consecutive plan years which produce the highest average. The estimated benefits accrued during the year under the retirement plan for each of the officers in the remuneration table are not actuarially ascertainable under the methods used for calculation of the cost to the Corporation by the actuaries. The cost of the plan for the subsidiaries is set forth in the consolidated financial statements contained in the Annual Report to shareholders.

         Under the retirement plan, amounts that are payable to persons in selected remuneration and service classifications are:

                                              Estimated Annual Benefits
                                   For Years of Credited Service Indicated (1)(2)

Average
Annual Salary          15               20               25               30               35            40 or more
-------------       --------         --------         --------         --------         --------         ----------
$ 25,000            $  5,250         $  7,000         $  8,375         $  9,750         $ 11,125         $ 12,500

  50,000              11,073           14,765           18,081           21,397           24,713           27,463

  75,000              17,448           23,265           28,706           34,147           39,588           43,713

 100,000              23,823           31,765           39,331           46,897           54,463           59,963

 125,000              30,198           40,265           49,956           59,647           69,338           76,213

 150,000              36,573           48,765           60,581           72,397           84,213           92,463

 175,000(2)           42,948           57,265           71,206           85,147           99,088          108,713

 200,000(2)           49,323           65,765           81,831           97,897          113,963          124,963

 225,000(2)           55,698           74,265           92,456          110,647          128,838          141,213

 250,000(2)           62,073           82,765          103,081          123,397          143,713          157,463

 275,000(2)           68,448           91,265          113,706          136,147          158,588          173,713

 300,000(2)           74,823           99,765          124,331          148,897          173,463          189,963

 325,000(2)           81,198          108,265          134,956          161,647          188,338          206,213

 350,000(2)           87,573          116,765          145,581          174,397          203,213          222,463

------------
(1) The amounts of covered compensation (columns (c) and (d) of the Summary Compensation Table) which can be used to compute the estimated annual benefit and the credited years of participation under the plan for each of the individuals named in the Summary Compensation Table were as follows: Stanley N. Pontius -- $403,021 and 6 years; Rick L. Blossom -- $233,187 and 13 years; Michael R. O'Dell -- $155,598 and 19 years; Mark
         W. Immelt -- $126,001 and 0 years; and Michael T. Riley -- $135,810 and 14 years.

(2) As a result of the provisions of the Internal Revenue Code, maximum annual compensation for which benefits will be paid under the retirement plan is $160,000 and maximum annual benefits under the retirement plan are $130,000 (for 1998). Messrs. Pontius and Blossom participate in a non-qualified supplemental retirement plan implemented during 1994 pursuant to which benefits equal to the benefits which cannot be paid from the retirement plan by reason of limitations imposed under the Internal Revenue Code will be paid directly by the Corporation. (The Corporation has acquired life insurance contracts to provide, in part, the funds for these non-qualified benefits pursuant to the foregoing plan.) Contributions to the trust, whether by cash or accrual, are made on an actuarial basis and are reflected in the Annual Report to shareholders.

                                PERFORMANCE GRAPH

         The following graph compares the total five year cumulative return of the Corporation with a group of comparable bank holding companies as an index of the Corporation's performance against certain Ohio, Indiana and Wisconsin companies in its industry and a broad market index known as the NASDAQ Market Index.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

             [ GRAPH -- POINTS PLOTTED TO FIGURES IN CHART BELOW ]

                                               1992       1993          1994         1995        1996        1997
                                               ----       ----          ----         ----        ----        ----
FFBC                                           100        144.42        153.04       164.99      173.49      291.82
PEER GROUP                                     100        122.94        129.21       152.92      203.34      309.22
NASDAQ BROAD MARKET INDEX                      100        119.95        125.94       163.35      202.99      248.30

         The peer issuers in the table are CNB Bancshares Inc., First Financial Bancorp., First Source Corp., Fort Wayne National Corp., Irwin Financial Corp., Mid-Am Inc., Old National Bancorp and Provident Financial. The peer group index no longer includes First Financial Corp., because it was acquired and merged into another corporation. Each comparison to the Corporation has been weighted for stock market capitalization of each peer issuer. The peer group represents certain Ohio, Indiana and Wisconsin bank holding companies between $1.7 billion and $7.1 billion in assets which have been public bank holding companies for more than five years.

         The broad market index is a compilation from the NASDAQ Stock Market Return Index prepared on a total return basis with dividends reinvested and is composed of companies (U.S. and foreign) which have been public companies for five years or more.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         Mr. Pontius, the President and Chief Executive Officer of the Corporation, is a director of Ohio Casualty Corporation and a member of the Ohio Casualty Corporation Compensation Committee. During 1997, Mr. Porter, who is Chief Financial Officer/Treasurer of Ohio Casualty Corporation, served on the Corporation's Compensation Committee. In addition, Mr. Patch, who is the President of Ohio Casualty Corporation, was a director of the Corporation until November 1997. A banking subsidiary of the Corporation participates (with other banks) in a loan to Ohio Casualty Corporation, and such loan (a) was made in the ordinary course of business, (b) was made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present unfavorable features.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee's goal in setting executive compensation is to provide incentives to its executive officers to increase shareholder value. To achieve this goal, the Compensation Committee authorizes base salaries that are competitive with those set at bank holding companies of comparable size and performance and uses programs that personally reward executives for corporate financial results (i) that are above those of the comparable bank holding companies and (ii) that have benefited the Corporation's shareholders.

         The components of the Corporation's Executive Compensation program are base salary, a Performance Incentive Compensation Plan ("PIC") and the 1991 Stock Incentive Plan.

         In determining each executive officer's base salary, the Compensation Committee utilizes studies prepared by Wyatt Data Services of New York ("WDS") and THE BANK EXECUTIVE COMPENSATION SURVEY FOR OHIO, MICHIGAN, INDIANA AND ILLINOIS FOR 1997 prepared by Deloitte & Touche LLP. The WDS survey compiles total compensation data based on asset size and geographic region, including salary ranges, by position, for over 150 banks located nationwide and of similar size to the Corporation. The WDS survey includes banks owned by several of the peer group issuers; however, the majority of the banks owned by the peer group issuers, although of similar asset size and geographic region to the Corporation, did not participate in such survey. In addition, the peer group issuers are bank holding companies and the WDS survey is of banks. The Deloitte & Touche survey identifies both pay ranges and the average total compensation of the top five officers in banks with assets of $1-5 billion in Ohio, Indiana, Michigan and Illinois. The Compensation Committee used both surveys as sources for comparisons.

         After consideration of: (i) a comparison of the Corporation to other banks contained in the WDS and Deloitte & Touche surveys, and their size, profitability, number of officers and employees, officers' experience and officers' responsibilities; (ii) historical compensation data for each of the executive officers; and (iii) the estimated maximum PIC payouts as a component of total compensation and its effect on base salary; the Compensation Committee determined the base salaries of the Chief Executive Officer and the other named executive officers with the full Board of Directors approving the Committee's recommendations. According to data from both surveys, the total compensation of Messrs. Pontius, Blossom, O'Dell and Riley was slightly below the mid-point of their peers, and, although Mr. Immelt was in the first quartile for his pay range, it is appropriate given his tenure in the position.

         The PIC covered 51 key executives (including the named executive officers) of the Corporation and its affiliates. Payouts under the PIC are based on meeting or exceeding specific pre-set targets. Key officers are awarded points based on their level of success in reaching established targets. Each point achieved equals one percent of base salary of the participant to a pre-set maximum. For 1997, the targeted areas were net earnings increase combined with return on equity, return on assets and the price of the Corporation's common shares compared to the book value of the Corporation. Other areas considered were control of non-interest expense, net interest margin, increase in net interest income and loan loss reserve coverage, with the targeted areas being weighted differently depending on each officer's responsibilities. The maximum payouts for the named executive officers were as follows: Mr. Pontius - 30 points, Messrs. Blossom and O'Dell - 25 points each, and Messrs. Immelt and Riley - 20 points each. Mr. Pontius and the other named executive officers received 100% of their pre-set targets. For Mr. Pontius, the targeted areas were weighted as follows: net earnings increase combined with return on equity (58%), return on assets (12%), increase in earnings of the lead bank (18%) and common share price compared to book value (12%). The Compensation Committee approved the PIC targets and percentages, and the Board of Directors approved the Committee's recommendations. In addition, all employees of First National Bank of Southwestern Ohio received a year-end bonus equal to 4.0% of their base salary (except the named executive officers who received 3.5% as in the past). The First National Bank of Southwestern Ohio Board of Directors determines subjectively the amount of the year-end bonus.

         The  Corporation's   1991  Stock  Incentive  Plan  provides   incentive
compensation to executive officers that is tied to the enhancement of shareholder value. The Compensation Committee determined and approved in January 1997 an incentive stock option for the Chief Executive Officer based on the Committee's subjective evaluation of the Chief Executive Officer's performance taking into consideration the Corporation's profitability and overall 1996 financial performance.

         Regarding the compensation of Mr. Pontius, President and Chief Executive Officer, based on the foregoing, Mr. Pontius received his base salary, a PIC award of $92,400 and an incentive stock option for 8,800 common shares (adjusted for stock dividend).

         The Compensation Committee is aware of Section 162(m) of the Internal Revenue Code but believes that it has no application to the Corporation at the present time based on the present levels and the anticipated levels during the next few years of qualifying compensation paid to its executive officers.

                             COMPENSATION COMMITTEE

Barry J. Levey, Chairman                             Vaden Fitton
Arthur W. Bidwell                                    Charles T. Koehler
Thomas C. Blake                                      Barry S. Porter

                                  ANNUAL REPORT

         The Corporation's financial statements are not included in this Proxy Statement as they are not deemed material to the exercise of prudent judgment by the shareholders with respect to any proposal to be submitted at the Annual Meeting. The Corporation's Annual Report for the year ended December 31, 1997, is being mailed to each shareholder with the Proxy and Proxy Statement, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the Proxy soliciting material.

                              SHAREHOLDER PROPOSALS

         If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation, it shall be presented to management by certified mail, written receipt requested, not later than November 16, 1998, for inclusion in the Corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Proposals shall be sent to First Financial Bancorp.,
Attention: Michael R. O'Dell, Senior Vice President, Chief Financial Officer, and Secretary, 300 High Street, P.O. Box 476, Hamilton, Ohio 45012-0476.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than 10 percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers. Officers, directors and greater than 10 percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

         Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors, and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1997.


                                  OTHER MATTERS

         Some of the officers and directors of the Corporation and the companies with which they are associated were customers of the banking subsidiaries of the Corporation. The loans to such officers and directors and the companies with which they are associated (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

         The subsidiaries of the Corporation have had, and expect to have in the future, banking transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

         A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AND AS FILED WITH THE SEC WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

         FIRST FINANCIAL BANCORP.
         Attention:  Michael R. O'Dell, Senior Vice President,
                      Chief Financial Officer, and Secretary
         300 High Street
         P.O. Box 476
         Hamilton, Ohio 45012-0476

         Management and the Board of Directors of the Corporation know of no business to be brought before the meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Statement should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

         The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

                                       By Order of the Board of Directors,



                                       /s/Michael R. O'Dell
                                       --------------------
                                       Michael R. O'Dell, Senior Vice President,
                                       Chief Financial Officer, and Secretary


March 16, 1998

                         FIRST FINANCIAL BANCORP. PROXY
                 ANNUAL MEETING OF SHARHOLDERS - April 28, 1998

         Each undersigned shareholder of First Financial Bancorp. (the "Corporation") hereby constitutes and appoints Robert E. Ireland and Robert B. Croake, or either of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote only at the Annual Meeting of Shareholders of the Corporation to be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011, on April 28, 1998, at 2:00 P.M. local time, and at any adjournment thereof, all of the shares of the Corporation which the undersigned would be entitled to vote if personally present at such meeting, or any adjournment thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.        Election of Directors

                  ___ FOR all nominees listed below
                        (except as marked to the contrary below)

                  ___ WITHHOLD AUTHORITY

         CLASS III EXPIRING IN 2001: Donald M. Cisle, F. Elden Houts and
                                     Corrine R. Finnerty

         INSTRUCTION: To withhold authority to vote for any individual nominee, line through the nominee's name listed above.

2.        The amendment to the Corporation's Articles of Incorporation

         ___ FOR                    ___ AGAINST               ___ ABSTAIN

3. To consider and act upon, in their discretion, such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE ABOVE NAMED NOMINEES FOR DIRECTOR AND IN FAVOR OF THE OTHER PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying Proxy Statement is hereby acknowledged.

Dated:____________________________         _____________________________________

Number of Shares:_________________         _____________________________________
                                               Signature(s) of Shareholder(s)

The signature or signatures on this Proxy should be the same as the name or names which appear hereon. Persons signing in a fiduciary capacity should give full title as such.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.